UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of
1934

Report for Event: May 10, 1996

INDENET, INC.
(Exact name of registrant as specified in its charter)

Delaware             0-18034             68-0158367
(State or other     (Commission         (IRS Employer
jurisdiction of      File No.)           Identification No.)
incorporation)

1640 N. Gower Street, Los Angeles, CA 90028
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:
(213) 466-6388

Not applicable
(Former name and address)

Item 1.  Changes in Control of Registrant

Not applicable.

Item 2.  Acquisition or Disposition of Assets

Not applicable.

Item 3.  Bankruptcy or Receivership

Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

Not applicable.

Item 5.  Other Events

Not applicable.

Item 6.  Resignations of Registrant's Directors

Not applicable.

Item 7.  Financial Statements and Exhibits.

Attached are audited financial statements of the issuer for the three months ended March 31, 1995.

Exhibit No.      Description

99.1            Audited financial statements for the three
                 months ended March 31, 1995.

23.2            Consent of BDO Seidman LLP

Item 8.  Change in Fiscal Year

Not applicable.


                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INDENET, INC.

Date:  May 14, 1996              By:  /s/ Richard J. Parent
                                              Richard J. Parent
                                       Its: Chief Financial
                                        Officer and Secretary